                                 Exhibit 99.1

Series 1997-2 Monthly Certificateholders' Statement for the month of February
                                     1999

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      PROFFITT'S CREDIT CARD MASTER TRUST
                                 SERIES 1997-2


Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


     DATE OF THE CERTIFICATE                                 MARCH 10, 1999
     MONTHLY PERIOD ENDING:                               FEBRUARY 28, 1999
     DETERMINATION DATE                                      MARCH 10, 1999
     DISTRIBUTION DATE                                       MARCH 15, 1999

--------------------------------------------------------------------------------------------------------------------------------
                                                           GENERAL
--------------------------------------------------------------------------------------------------------------------------------
201  Amortization Period                                                                                   No            201
202  Early Amortization Period                                                                             No            202
203  Class A Investor Amount paid in full                                                                  No            203
204  Class B Investor Amount paid in full                                                                  No            204
205  Collateral Indebtedness Amount paid in full                                                           No            205
206  Saks Incorporated is the Servicer                                                                     Yes           206

--------------------------------------------------------------------------------------------------------------------------------
                                                          INVESTOR AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
                                                                  as of the end of prior                the relevant
                                                                      Monthly Period                  Monthly Period
                                                                  ----------------------              ---------------
207  Series 1997-2 Investor Amount                                          $235,300,000    207(a)       $235,300,000    207(b)
208  Class A Investor Amount                                                $180,000,000    208(a)       $180,000,000    208(b)
209  Class B Investor Amount                                                $ 20,000,000    209(a)       $ 20,000,000    209(b)
210  Collateral Indebtedness Amount                                         $ 21,000,000    210(a)       $ 21,000,000    210(b)
211  Class D Investor Amount                                                $ 14,300,000    211(a)       $ 14,300,000    211(b)

212  Series 1997-2 Adjusted Investor Amount                                 $235,300,000    212(a)       $235,300,000    212(b)
213  Class A Adjusted Investor Amount                                       $180,000,000    213(b)       $180,000,000    213(a)
214  Principal Account Balance                                              $          -    214(a)       $          -    214(b)
215  Class B Adjusted Investor Amount                                       $ 20,000,000    215(a)       $ 20,000,000    215(b)

216  Class A Certificate Rate                                                                                 6.50%      216
217  Class B Certificate Rate                                                                                 6.69%      217
218  Collateral Indebtedness Interest Rate                                                                  5.53563%     218
219  Class D Certificate Rate                                                                               5.81063%     219
220  Weighted average interest rate for Series 1997-2                                                         6.39%      220

                                                                                                     as of the end of
                                                                  as of the end of prior               the relevant
                                                                       Monthly Period                 Monthly Period
                                                                  ----------------------             ----------------
221  Series 1997-2 Investor Percentage with respect to
     Finance Charge Receivables                                                30.10%       221(a)           32.20%      221(b)
222  Class A                                                                   23.03%       222(a)           24.63%      222(b)
223  Class B                                                                    2.56%       223(a)            2.74%      223(b)
224  Collateral Indebtedness Amount                                             2.69%       224(a)            2.87%      224(b)
225  Class D                                                                    1.83%       225(a)            1.96%      225(b)

226  Series 1997-2 Investor Percentage with respect
     to Principal Receivables                                                  30.10%       226(a)            32.20%     226(b)
227  Class A                                                                   23.03%       227(a)            24.63%     227(b)
228  Class B                                                                    2.56%       228(a)             2.74%     228(b)
229  Collateral Indebtedness Amount                                             2.69%       229(a)             2.87%     229(b)
230  Class D                                                                    1.83%       230(a)             1.96%     230(b)

231  Series 1997-2 Investor Percentage with respect
     to Allocable Amounts                                                      30.10%       231(a)            32.20%     231(b)
232  Class A                                                                   23.03%       232(a)            24.63%     232(b)
233  Class B                                                                    2.56%       233(a)             2.74%     233(b)
234  Collateral Indebtedness Amount                                             2.69%       234(a)             2.87%     234(b)
235  Class D                                                                    1.83%       235(a)             1.96%     235(b)

--------------------------------------------------------------------------------------------------------------------------------
                                               SERIES 1997-2 INVESTOR DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
236  The sum of the daily allocations of collections of
     Principal Receivables for the relevant Monthly Period                                               $          -    236

237  Class A distribution of collections of Principal
     Receivables per $1,000 of original principal amount                                                 $          -    237

  238     Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                   $           -       238
  239     Collateral Indebtedness Amount distribution of collections of Principal
       Receivables per $1,000 of original principal amount                                         $           -       239
  240     Class D distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                   $           -       240
  241     Class A distribution attributable to interest per $1,000 of original principal amount    $        5.42       241
  242     Class B distribution attributable to interest per $1,000 of original principal amount    $        5.58       242
  243     Collateral Indebtedness Amount distribution attributable to interest per $1,000
       of original principal amount                                                                $        4.15       243
  244     Class D distribution attributable to interest per $1,000 of original principal amount    $           -       244
  245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
       original principal amount                                                                   $        1.67       245

----------------------------------------------------------------------------------------------------------------------------
                                              COLLECTIONS ALLOCATED TO SERIES 1997-2
----------------------------------------------------------------------------------------------------------------------------
  246  Series allocation of collections of Principal Receivables                                   $  43,386,013       246
  247     Class A                                                                                  $  33,189,470       247
  248     Class B                                                                                  $   3,687,719       248
  249     Collateral Indebtedness Amount                                                           $   3,872,105       249
  250     Class D                                                                                  $   2,636,719       250

  251  Series allocation of collections of Finance Charge Receivables                              $   4,776,392       251
  252     Class A                                                                                  $   3,653,849       252
  253     Class B                                                                                  $     405,983       253
  254     Collateral Indebtedness Amount                                                           $     426,282       254
  255     Class D                                                                                  $     290,278       255

       Available Funds
       ---------------
  256     Class A Available Funds                                                                  $   3,653,849       256
  257       The amount to be withdrawn from the Reserve Account to be included in Class A
       Available funds                                                                             $           -       257
  258       Principal Investment Proceeds to be included in Class A Available Funds                $           -       258
  259       The amount of investment earnings on amounts held in the Reserve Account to be
       included in Class A Available funds                                                         $           -       259

  260  Class B Available Funds                                                                     $     405,983       260
  261       The amount to be withdrawn from the Reserve Account to be included in Class B
       Available funds                                                                             $           -       261
  262       Principal Investment Proceeds to be included in Class B Available Funds                $           -       262
  263       The amount of investment earnings on amounts held in the Reserve Account to be
       included in Class B Available funds                                                         $           -       263

  264  Collateral Available Funds                                                                  $     426,282       264

  265  Class D Available Funds                                                                     $     290,278       265

----------------------------------------------------------------------------------------------------------------------------
                                                    APPLICATION OF COLLECTIONS
----------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid
       plus any additional interest with respect to interest amounts that were due
       but not paid on a prior Distribution date                                                   $     975,000       266
  267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
       Servicing fee for the related Distribution Date                                             $           -       267
  268  Class A Allocable Amount                                                                    $     549,049       268
  269  An amount to be included in the Excess Spread                                               $   2,129,800       269

       Class B
       -------
  270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date                                                                           $     111,500       270
  271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
       Servicing fee for the related Distribution Date                                             $           -       271

  272  An amount to be included in the Excess Spread                                                  $    294,483         272

       Collateral
       ----------
  273  If Saks Incorporated is no longer the Servicer, an amount equal to                             $          -         273
       Collateral Servicing fee for the related Distribution Date
  274  An amount to be included in the Excess Spread                                                  $    426,282         274

       Class D
       -------
  275  If Saks Incorporated is no longer the Servicer, an amount equal to                             $          -         275
       Class D Servicing fee for the related Distribution Date
  276  An amount to be included in the Excess Spread                                                  $    290,278         276

  277  Available Excess Spread                                                                        $  3,140,844         277
  278  Available Shared Excess Finance Charge Collections                                             $          -         278
  279  Total Cash Flow available for 1997-2 waterfall                                                 $  3,140,844         279

  280  Class A Required Amount is to be used to fund any deficiency in line266,                       $          -         280
       line267 and line268
  281  The aggregate amount of Class A Investor Charge Offs which have not been                       $          -         281
       previously reimbursed
  282  Class B Required Amount to the extent attributable to line270, and line271                     $          -         282
  283  Class B Allocable Amount                                                                       $     61,005         283
  284  Any remaining portion of the Class B Required Amount                                           $          -         284
  285  An amount equal to any unreimbursed reductions of the Class B Investor                         $          -         285
       Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
       Principal Collections; (iii) reallocations of the Class B Investor
       Amount to the Class A Investor Amount
  286  Collateral Monthly Interest for the related Distribution Date plus Collateral                  $     87,186         286
       Monthly Interest previously  due but not paid to the Collateral Indebtedness
       Holder plus Collateral Additional Interest
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee                 $    368,333         287
       due for the relevant Monthly Period and not paid above
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee                 $          -         288
       due but not distributed to the Servicer for prior Monthly Periods
  289  Collateral Allocable Amount                                                                    $     64,056         289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any,               $          -         290
       due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)
       reallocations of the CIA to the Class A or Class B Investor Amount
  291  The excess, if any, of the Required Cash Collateral Amount over the Available                  $          -         291
       Collateral Amount
  292  An amount equal to Class D Monthly Interest due but not paid to the Class D                    $     62,319         292
       Certificateholders plus Class D Additional Interest
  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                   $     23,833         293
  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly                $          -         294
       Periods
  295  Class D Allocable Amount                                                                       $     43,619         295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:                    $          -         296
       (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Class D Investor Amount to the Class A or
       Class B Investor Amount or CIA
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder                $          -         297
       pursuant to the Loan Agreement
  298  Excess, if any, of the Required Reserve Account Amount over the amount on deposit              $          -         298
       in the Reserve Account
  299  Shared Excess Finance Charge Collections                                                       $  2,430,492         299

------------------------------------------------------------------------------------------------------------------------------
                                   DETERMINATION OF MONTHLY PRINCIPAL
------------------------------------------------------------------------------------------------------------------------------

  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                       $          -         300
  301  Available Principal Collections held in the Collection Account                                 $ 43,386,013         301
  302  Class A Accumulation Amount                                                                    $          -         302

  303  Class B Monthly Principal (the least of line#304, line#305 and line#209)                       $          -         303
       (distributable only after payout of Class A)
  304  Available Principal Collections held in the Collection Account less portion of                 $ 43,386,013         304
       such Collections applied to Class A Monthly Principal
  305  Class B Accumulation Amount                                                                    $          -         305

  306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307
       and line#308)                                                                           $           -    306
  307  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                       $  43,386,013    307
  308  Enhancement Surplus                                                                     $           -    308

  309  Class D Monthly Principal                                                               $           -    309
  310  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A, Class B or collateral Monthly Principal            $  43,386,013    310

-----------------------------------------------------------------------------------------------------------------------
                                                   AVAILABLE ENHANCEMENT AMOUNT
-----------------------------------------------------------------------------------------------------------------------

  311  Available Enhancement Amount                                                            $  35,300,000    311
  312  Amount on Deposit in the Cash Collateral Account                                        $           -    312

-----------------------------------------------------------------------------------------------------------------------
                                                 REALLOCATED PRINCIPAL COLLECTIONS
-----------------------------------------------------------------------------------------------------------------------

  313  Reallocated Principal Collections                                                       $           -    313
  314  Class D Principal Collections (to the extent needed to fund Required Amounts)           $           -    314
  315  Collateral Principal Collections (to the extent needed to fund Required Amounts)        $           -    315
  316  Class B Principal Collections (to the extent needed to fund Required Amounts)           $           -    316

-----------------------------------------------------------------------------------------------------------------------

                                INVESTOR DEFAULT AMOUNTS, ADJUSTMENT AMOUNTS, AND ALLOCABLE AMOUNTS
-----------------------------------------------------------------------------------------------------------------------
                                                                                %                  Amount
                                                                           -----------         -------------
  317  Series 1997-2 Default Amount                                           30.10%    317(a) $     717,729    317(b)
  318  Class A Investor Default Amount                                        23.03%    318(a) $     549,049    318(b)
  319  Class B Investor Default Amount                                         2.56%    319(a) $      61,005    319(b)
  320  Collateral Default Amount                                               2.69%    320(a) $      64,056    320(b)
  321  Class D Investor Default Amount                                         1.83%    321(a) $      43,619    321(b)

  322  Series 1997-2 Adjustment Amount                                                         $           -    322
  323  Class A Adjustment Amount                                                               $           -    323
  324  Class B Adjustment Amount                                                               $           -    324
  325  Collateral Adjustment Amount                                                            $           -    325
  326  Class D Adjustment Amount                                                               $           -    326

  327  Series 1997-2 Allocable Amount                                                          $     717,729    327
  328  Class A Allocable Amount                                                                $     549,049    328
  329  Class B Allocable Amount                                                                $      61,005    329
  330  Collateral Allocable Amount                                                             $      64,056    330
  331  Class D Allocable Amount                                                                $      43,619    331

-----------------------------------------------------------------------------------------------------------------------
                                                         REQUIRED AMOUNTS
-----------------------------------------------------------------------------------------------------------------------

  332  Class A Required Amount                                                                 $           -    332
  333  Class A Monthly Interest for current Distribution Date                                  $     975,000    333
  334  Class A Monthly Interest previously due but not paid                                    $           -    334
  335  Class A Additional Interest for prior Monthly Period or previously due but not          $           -    335
  336  Class A Allocable Amount for current Distribution Date                                  $           -    336
  337  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                  $           -    337

  338  Class B Required Amount                                                                 $           -    338
  339  Class B Monthly Interest for current Distribution Date                                  $     111,500    339
  340  Class B Monthly Interest previously due but not paid                                    $           -    340
  341  Class B Additional Interest for prior Monthly Period or previously due but not          $           -    341
  342  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                  $           -    342
  343  Excess of Class B Allocable Amount over funds available to make payments                $           -    343

  344  Collateral Required Amount                                                              $           -    344
  345  Collateral Monthly Interest for current Distribution Date                               $      87,186    345
  346  Collateral Monthly Interest previously due but not paid                                 $           -    346
  347  Collateral Additional Interest for prior Monthly Period or previously due but not       $           -    347
       paid

  348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                    $       -              348
  349  Excess of Collateral Allocable Amount over funds available to make payments                  $       -              349

-------------------------------------------------------------------------------------------------------------------------------
                                                   REDUCTION OF INVESTOR AMOUNTS
-------------------------------------------------------------------------------------------------------------------------------
       Class A
       -------
  350  Class A Investor Amount reduction                                                            $       -              350
  351  Class A Investor Charge Off                                                                  $       -              351
  352  Reductions of the Class A Investor Amount                                                    $       -              352
       Class B
       -------
  353  Class B Investor Amount reduction                                                            $       -              353
  354  Class B Investor Charge Off                                                                  $       -              354
  355  Reductions of the Class B Investor Amount                                                    $       -              355
  356  Reallocated Principal Collections applied to Class A                                         $       -              356
       Collateral
       ----------
  357  Collateral Indebtedness Amount reduction                                                     $       -              357
  358  Collateral Indebtedness Amount Charge Off                                                    $       -              358
  359  Reductions of the Collateral Indebtedness Amount                                             $       -              359
  360  Reallocated Principal Collections applied to Class B                                         $       -              360
       Class D
       -------
  361  Class D Investor Amount reduction                                                            $       -              361
  362  Class D Investor Charge Off                                                                  $       -              362
  363  Reductions of the Class D Investor Amount                                                    $       -              363

  364  Reallocated Principal Collections applied to Collateral Indebtedness Amount                  $       -              364

-------------------------------------------------------------------------------------------------------------------------------
                                                           SERVICING FEE
 ------------------------------------------------------------------------------------------------------------------------------

  365  Series 1997-2 Servicing Fee                                                                  $ 392,167              365
  366  Class A Servicing Fee                                                                        $ 300,000              366
  367  Class B Servicing Fee                                                                        $  33,333              367
  368  Collateral Servicing Fee                                                                     $  35,000              368
  369  Class D Servicing Fee                                                                        $  23,833              369

-------------------------------------------------------------------------------------------------------------------------------
                                                          RESERVE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------

  370  Required Reserve Account Amount (if applicable)                                                    N/A              370
  371  Reserve Account Reinvestment Rate (if applicable)                                                  N/A              371
  372  Reserve Account balance                                                                     $        -              372


  373  Accumulation Period Length                                                                   12 months              373


       IN WITNESS WHEREOF, THE UNDERSIGNED HAS DULY EXECUTED AND DELIVERED THIS CERTIFICATE THIS 10TH DAY OF MARCH, 1999.

       SAKS INCORPORATED,
       AS SERVICER

       BY /s/ James S. Scully
         ------------------------------------

       NAME:  JAMES S. SCULLY
       TITLE: VICE PRESIDENT AND TREASURER